EXHIBIT 10.6

ST. MARY LAND & EXPLORATION COMPANY

PERFORMANCE SHARE AND RESTRICTED STOCK UNIT AWARD NOTICE

[Date]1

[Name and Address]

Dear [Name]:

Pursuant to the St. Mary Land & Exploration Company long term incentive program (“LTIP”) under the St. Mary Land & Exploration Company Equity Incentive Compensation Plan, as amended (the “Plan”), you have been awarded [Number] performance shares (the “Performance Shares”) and [Number] restricted stock units (the “Units”).  The Performance Shares represent the right to receive, upon settlement of the Performance Shares after the completion of the Performance Period set forth below, a number of shares of the Company’s common stock that will be calculated as set forth in the attached Performance Share and Restricted Stock Unit Award Agreement (the “Agreement”) based on the Company’s performance for the Performance Period and the extent to which the Performance Shares are vested.  That number of shares relating to the Performance Shares may be from zero (0) to two (2.0) times the number of Performance Shares awarded.  Each Unit represents the right to receive one share of the Company’s common stock to be delivered upon settlement of the vested Units as set forth in the Agreement.  The Performance Shares and the Units are subject to all of the terms and conditions of the Plan and the Agreement, which are both incorporated herein in their entirety.

Awarded To:	[Name]
Award Date:	[Award Date]

PERFORMANCE SHARES:
Number of Performance Shares:	[Number]
Performance Period:	The three-year period beginning on [Date], and ending on [Date]
PSA Vesting Schedule:
The Performance Shares will vest as follows (provided that on such vesting date you are then employed by the Company or a subsidiary):
1/7th (approximately 14.3%) on [Vesting Date]
2/7ths (approximately 28.6%) on [Vesting Date]

____________________________________

1	Items in brackets are features that may vary among individual awards.

4/7ths (approximately 57.1%) on [Vesting Date] In addition, the Performance Shares may become fully vested or be forfeited under certain circumstances specified in the Agreement.
PSA Settlement Date:	[Settlement Date]

UNITS:
Number of Units:	[Number]
RSU Vesting Schedule:
The Units will vest as follows (provided that on such vesting date you are then employed by the Company or a subsidiary):
1/7th (approximately 14.3%) on [Vesting Date]
2/7ths (approximately 28.6%) on [Vesting Date]
4/7ths (approximately 57.1%) on [Vesting Date]
In addition, the Units may become fully vested or be forfeited under certain circumstances specified in the Agreement.

RSU Settlement Dates:	For each vested portion of the Units, the RSU Settlement Date will be the same date as the vesting date.

*     *     *     *     *

[Signature page follows]

By your signature below, you hereby acknowledge receipt of the Performance Shares and Units awarded on the date shown above, which have been awarded to you under the terms and conditions of the Plan and the attached Agreement.  You further acknowledge receipt either directly or electronically of a copy of the Plan, a prospectus for the Plan, and the Agreement, and agree to conform to all of the terms and conditions of the Performance Shares, the Units, the Plan, and the Agreement.

Execution of a written instrument for purposes of this award may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such written instrument, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such instrument for purposes of execution thereof.

COMPANY:

ST. MARY LAND & EXPLORATION COMPANY,
a Delaware corporation

By:  _________________________________________

Printed Name:  ________________________________

Title:  _______________________________________

Date Signed:  _________________________________

PARTICIPANT:

Signature:  ____________________________________

Printed Name:  _________________________________

Date Signed:  __________________________________